Exhibit 99.1

   Synlogic   DESIGNED FOR LIFE  Corporate PresentationMarch 2019

 Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: inborn errors of metabolism, liver disease, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat hyperammonemia and phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our Annual Report on Form 10-K filed with the SEC on March 12, 2019. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

 Synthetic BioticTM Medicines Designing for LIFE  Patient NeedThere remain many indications for which conventional medicines do not provide effective solutions for all patients  Conventional Approaches LimitedSingle mechanism agents do not address complex biology, often lead to systemic exposure without control  An Engineered Living Medicine SolutionSynlogic is harnessing nature and technology to create LIVING medicines designed to significantly improve patients’ LIVES

# Synthetic Biotic™ Medicines
# A Novel Class of Engineered Living Medicines

**SYNTHETIC**

- Designed genetic circuits to execute biological functions
- Degradation of disease-causing metabolites
- Production of therapeutic molecules

**BIOTIC**

- Bacterial chassis
- Non-pathogenic
- Amenable to genetic manipulation

**PATHWAYS, COMBINATIONS, BIOMARKERS**

**PROGRAMMABLE POTENCY AND CONTROL**

**LOCAL ACTIVITY, REDUCED SYSTEMIC TOXICITY**



synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 4

   Synthetic Biotic Portfolio: Breadth and Potential  Initial Applications Designed to Target Different Sites of Action in Metabolic and Immunomodulatory Diseases  Oral Administration  IMMUNOMODULATION  METABOLIC DISEASES  Immuno-Oncology  Inflammatory and Autoimmune  Small or Large Intestine  “Cold” Solid Tumors  Small or Large Intestine  Rare MetabolicDisease  BroadMetabolicDisease

# Synthetic Biotic Portfolio

| | Research | IND-Enabling Studies | Phase 1 | Phase 2 |
|---|---|---|---|---|
| Hyperammonemia – Urea Cycle Disorder | SYNB1020 | | | |
| Phenylketonuria | SYNB1618 | | | |
| Additional Rare Metabolic Diseases | | | | |
| Hyperammonemia – Hepatic Encephalopathy (HE) | SYNB1020 | | | |
| Inflammatory Bowel Disease | abbvie | | | |
| Immuno-Oncology Solid Tumors | SYNB1891 | | | |
| Additional Oncology Applications | | | | |

**Rare Metabolic Diseases**
**Broad Metabolic Disease**
**Immunomodulation**

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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# SYNB1020 for Hyperammonemia Indications

Characterized by Systemic Ammonia Accumulation

## HEPATIC ENCEPHALOPATHY (HE)

**Neuropsychiatric complication in patients with end-stage liver disease (cirrhosis)**

- Liver dysfunction leads to ammonia accumulation
- Toxic to brain, leading to HE crisis & hospitalization

**Patients:**

- 165,000 diagnosed overt patients in US
- Up to 70% of patients with cirrhosis characterized as covert (subclinical)

**Treatment:**

- Lactulose: laxative with significant side effects
- Rifaximin: reduction in overt HE recurrence

**Target Profile to Address Unmet Need:**

- Reduce episodes of hospitalization
- Improve cognitive outcomes, Quality of Life

## UREA CYCLE DISORDERS (UCD)

**Genetic defects in Urea Cycle**

- Deficiency in one of the six enzymes
- Nitrogen accumulates as toxic ammonia leading to metabolic crisis

**Patients:**

- ~2,000 diagnosed in US; similar in EU

**Treatment:**

- Ammonia scavengers: Buphenyl® (sodium phenylbutyrate), Ravicti® (glycerol phenylbuterate)
- Low protein diet with amino acid supplements

**Target Profile to Address Unmet Need:**

- Maintain blood ammonia in normal range, avoid crisis
- Protein liberalization: 50-100% more per day
- Oral administration

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 7

# SYNB1020 Mechanism of Action:

Conversion of Toxic Ammonia into Beneficial Arginine for the Treatment of UCD and HE



Ammonia/$NH_4Cl$
Ammonia metabolism blocked in disease
Urea Cycle
Converts ammonia to Arginine
Can re-enter the Urea Cycle
Arginine
Urea

**Engineered Probiotic Bacteria: *E. coli* Nissle**
Components of Synthetic Genetic Circuit



Ammonia
Arginine
Glutamate
argE
argC
argB
argH
Arginine
Metabolic Conversions
argD
argF
argI
argG
carA
carB
FNR
FNR
$argA^{fbr}$

- Under normal conditions, the **urea cycle metabolizes ammonia into urea**
- In UCD and HE, ammonia is not efficiently metabolized via urea cycle. **SYNB1020 provides an alternative mechanism**

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 8

 In vivo data in mouse models and healthy volunteers demonstrate mechanism of action   SYNB1020 data recently published in Science Translational Medicine  PLASMA NITRATE  URINARY NITRATE  MOUSE MODEL

   SYNB1020 Clinical Data in Healthy Volunteers  Dose-dependent Increase in SYNB1020 in Feces, Clearance on Cessation of Dosing  DOSE-DEPENDENT INCREASE IN FECES  CLEARANCE  Dosing period = 14 days  Dosing period = 14 daysSamples collected daily

# SYNB1020 Clinical Development

Hepatic Encephalopathy Phase 1b/2a in Patients with Cirrhosis and Elevated Ammonia


PROGRAM
2018
2019
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Hepatic Encephalopathy
Phase 1b / 2a

**Hepatic Encephalopathy Clinical Trial**

- Randomized, double-blind placebo-controlled study ongoing at multiple sites in the US
- Primary outcome: establish safety/tolerability in patients with cirrhosis and elevated ammonia
- Secondary outcome: reduction of ammonia


Part 1
Mild Cirrhosis Patients, MELD[1]<12, Open label, TID for 6 days
Sentinel cohort for safety
N = 6
Safety Evaluation
Part 2
Cirrhosis Patients: MELD < 20 & Elevated Ammonia; RCT, TID for 6 days
Proof of Mechanism
N up to 40

**Urea Cycle Disorders**
(Plans to continue development in UCD dependent on data from Ph 1b/2a HE study)

[1] MELD score: scoring system model for end-stage liver disease synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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# SYNB1618 for Phenylketonuria (PKU)

**Goal**: Managing Plasma Phe Levels

**PKU is a rare inherited amino acid metabolism disorder**

- Causes build up of amino acid phenylalanine (Phe) in the body
- Today, less than half of adults are at or below target Phe levels of 120-360 µmol / L
- If left untreated, symptoms include cognitive impairment, convulsions, behavioral problems, skin rash

**Patients:**

- 16,500 diagnosed in US, similar in EU5

**Treatment:**

- Phenylalanine is found in all proteins therefore low protein diet is followed (no meat, dairy, nuts, eggs)
- KUVAN® (sapropterin dihydrochloride): PAH cofactor. 20-40% of patients are responders
- Palynziq™ (pegvaliase-pqpz): injectable, pegylated, bacterial enzyme (phenylalanine ammonia-lyase or PAL) for treatment of adult patients

**Target Profile to Address Unmet Need:**

- Manage Phe below target levels to prevent irreversible cognitive damage
- Increase natural protein intake: classic PKU patients' natural protein intake is typically less than 10g
- Oral dosing without systemic toxicity

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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# SYNB1618 Mechanism of Action

**Amino acids from dietary proteins**
(absorption and recirculation)


Healthy
Phe
PKU
Phenylalanine Hydroxylase (PAH) converts Phe into Tyrosine
Tyrosine
Impaired PAH
Accumulation of Phe to toxic levels
SYNB1618
Manage Phe levels

**Engineered Probiotic Bacteria: *E. coli* Nissle**
Components of Synthetic Genetic Circuit


Phenylalanine (Phe)
PheP: High-Affinity Uptake
Phenylalanine
trans-Cinnamic Acid (TCA)
trans-Cinnamic Acid (TCA)
Hippuric Acid (HA)
Metabolic Conversions
FNR
FNR
pheP
FNR
FNR
PAL3
AraC
AraC
LAAD
Phenylalanine (Phe)
Phenylpyruvate (PP)

When Phe is not efficiently metabolized (PKU) **SYNB1618** provides an alternative mechanism

- **PAL3**: produces TCA which is converted to HA in the liver and is excreted in urine
- **LAAD**: produces phenylpyruvate (PP)

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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# Iteration Potential

Advantage of Synthetic Biotic Design Build Test Cycle

**LEAD OPTIMIZATION *IN VITRO***



SYNB1618
20
10
10
5
0
Phe Degradation Rate (µmoles/h/10e9cells)
Without pheP Transporter
With pheP Transporter
Integration Site
PAL copy Number
Integration Site
PAL copy Number
pheP copy Number
LAAD + 3XPAL + pheP+

**COLLABORATION**

GINKGO BIOWORKS
THE ORGANISM COMPANY

enEvolv

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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# SYNB1618 Preclinical Characterization

Biomarkers Demonstrate Activity of SYNB1618 in Mouse Model of PKU and Healthy NHPs

**nature biotechnology**

Development of synthetic live bacterial therapeutic for the human metabolic disease phenylketonuria

*Vincent M Isabella et al, Synlogic, Inc.*

## *IN VIVO* EFFICACY IN (PKU) $PAH^{enu2/enu2}$ MOUSE



Urinary HA recovered (µmol)
0
5
10
15
20
EcN
3.125 x 10^9
6.25 x 10^9
1.25 x 10^10
2.5 x 10^10
5 x 10^10
1 x 10^11
CFUs SYNB1618 administered



p = 0.0002
Change in serum Phe (mM)
0.0
0.2
0.4
0.6
0.8
1.0
EcN
SYNB1618



p < 0.0001
HA Recovery / Cage (µmol)
0
5
10
15
EcN
SYNB1618

## DOSE RESPONSE IN HEALTHY NHP's



Serum TCA AUC (mM/hr)
0.00
0.02
0.04
0.06
0.08
No cells
3.33x10^9
1.12x10^10
2.25x10^10
4.5x10^10
9x10^10
1.8x10^11
3.6x10^11
7.2x10^11
CFUs SYNB1618 administered



Urinary HA recovered (µmol)
0
200
400
600
800
1000
No Cells
3.3 x 10^9
1.1 x 10^10
2.3 x 10^10
4.5 x 10^10
9.0 x 10^10
1.8 x 10^11
3.6 x 10^11
7.2 x 10^11
CFUs SYNB1618 administered

*Nat. Biotechnol. 2018 Oct;36(9):857-864*

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 15

# SYNB1618 in the Clinic: Safety

Interim Analysis of Phase 1/2a SAD/MAD Study Demonstrates Safety and Clearance in Healthy Volunteers

| 56 healthy volunteers | Received at least one dose of SYNB1618 or placebo | Adults<br>Age range: 18-62 yrs old |
| --- | --- | --- |

- ✓ There were no treatment-related serious adverse events, no systemic toxicity or infections
- ✓ Treatment-emergent adverse events were either mild or moderate in severity, and reversible. Most adverse events were GI-related
- ✓ Single dose MTD was defined as $2x10^{11}$ CFU. Doses above this level were associated with dose-limiting GI adverse events
- ✓ All subjects cleared the bacteria. There was no evidence of colonization, and no subject required antibiotics

**Based on pharmacodynamic data and tolerability profile, a dose of $7x10^{10}$ CFU was identified for the second part of the study in PKU patients**

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 16

     SYNB1618 in the Clinic: Activity  Statistically Significant Dose-dependent Activity of SYNB1618 in Healthy Volunteers  SYNB1618 or placebo  Protein shake /meal   D5-Phe         Measure over 6hrs:Plasma:Phe/D5-PheTCA/D5-TCAUrine: HA/D5-HA  TCA AUC SINGLE DOSE RESPONSE  MAD URINARY HA AND D5-HA   Key: HA: Hippurate, D5-HA: labeled HA, CFB: change from baseline, CFP: change from placebo

# SYNB1618 Clinical Development

Phase 1/2a in Healthy Volunteers with Patient Cohort



2018
2019
PROGRAM
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
SAD / MAD
Healthy Volunteers
Phase 1 / 2a
SD / MD
PKU Patients
Phase 1 / 2a
Single Ascending Dose (SAD)
Healthy Volunteers
6 cohorts, N = 24
MTD
Multiple Ascending Dose (MAD)
7 days
Healthy Volunteers; 4 cohorts, N = 32
Dose ID
Single Dose (SD)
PKU Patients
N = 4
Dose Confirm
Multiple Dose (MD)
7 days
PKU Patients; N up to 20

**PKU Clinical Trial Design**

- Randomized, double-blind placebo-controlled study ongoing at multiple sites in the US
- Primary outcome: establish safety/tolerability following single and multiple doses in HV and PKU patients
- Secondary outcome: SYNB1618 kinetics in feces
- Exploratory: change from baseline in plasma and urinary biomarkers synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 18

 © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 19  Immuno-Oncology

       CHECKPOINT INHIBITORS HAVE TREATMENT FAILURES  Synlogic Vision for Immuno-Oncology  Expand the Benefits of Immunotherapy Broadly Across Tumor Types  Other tumors, where CPIs are not indicated, show little-to-no response to checkpoint inhibitors  Failure Rates for Select FDA Approved CPI Monotherapy      55%  NSCL 1st line      60%  Melanoma 1st line      71%  Bladder 1st line      87%  Cervical / Gastric 2nd line    Non-responders  For indications where immune checkpoint inhibitors are indicated, 55-87% of patients fail to respond  Nature often gives us hints to her profoundest secrets, and it is possible that she has given us a hint in which, if we will but follow, may lead us on to the solution of this difficult problem.  “    ”  Bacteria Recognized as Earliest Immunotherapy  DR. WILLIAM B. COLEYIMMUNO-ONCOLOGY PIONEER  Enable broad response and remission through engagement of multiple immunomodulatory pathways to enhance tumor inflammation and promote robust T cell responses

# A Tumor Can Evade Multiple Critical Aspects of the Cancer-Immunity Cycle



Insufficient activity/proliferation
Antigen release
Killing
Presentation
Immuno-suppression
Tumor
Recognition
via lymphatic vessels
Lymph node
Insufficient priming
Priming and activation
via blood vessels
Infiltration
T cell trafficking
Insufficient trafficking

**MONOTHERAPIES OFTEN FAIL TO OVERCOME TUMOR EVASION MECHANISMS**

Recognized Need to Combine Mechanisms to Broaden the Benefit of Immunotherapy

**ENGINEER LIVING SOLUTIONS: SYNTHETIC BIOTIC MEDICINES**

Rationally Designed for Combinatorial Effect

Locally Inflame the tumor microenvironment (TME)

Systemically Drive Tumor-Antigen Specific Immunity

*In Situ* Vaccination: Neo-antigen Priming and Sustained Immune Response

Adapted from Chen, Melman; Immunity 2013

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
| 21

# Intra-tumoral Injection of Synthetic Biotic Chassis: Tumor Colonization Without Leakage; Local Innate Immunity

## CHASSIS DISTRIBUTION



Robust proliferation in tumor.
**No significant leakage**

**Survival/proliferation** in tumors 10-15 days post-single dose. Potential for limited injections

Elicits **innate responses** (IL-6 and TNFα) **in the tumor.** Not in circulation

## BEHAVIOR WITHIN TUMOR

in B16.F10 Mice



30 mins
24 hrs
72 hrs
Tumor Cross Section
Image of Tissue
Reporter Signal

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 22

# Dual Innate Immune Activator: Synthetic Biotic Medicine Producing STING Agonist (SYNB1891)

- Synthetic biology applied to confer activities for efficacy and control for safety
- Designed as a dual innate immune activator: combined benefit of bacterial chassis and STING agonist
- The dacA gene is integrated into genome under the control of inducible promoter ($P_{fnr}$) to produce c-di-AMP (CDA)
- Dual biosafety feature via auxotrophies – no proliferation in tumor, systemic circulation or environment
- Learnings inform future combinations


ANAEROBIC ENVIRONMENT
O2
dacA
Pfnr
ATP +
ATP
Cyclic-di-AMP
(STING Agonist)

**Auxotrophies**

- Diaminopimelic acid (DAP)
- Thymidine

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 23

   Innate Immune Activation through Multiple Pathways  Uniquely Signals Through CDN-STING and Bacterial Chassis in Target Cells to Drive Efficacy  CDN-STINGActivation  SYN-STING  Naked STING Agonist    Gram-negative BacteriaE. coli Nissle   TLR4              IFN-b1  Type 1 IFN  P    IRF3  Phagosome  CDNsC-di-AMP  STING      BACTERIALTLR/MyD88 Signaling  TNF, others    CYTOSOL  NUCLEUS    Gram-negative BacteriaE. coli Nissle   TLR4      IL-6,  p50  p65  NF-κB  APC    BACTERIALIntracellular TLR4 Signaling  TLR4      Gram-negative BacteriaE. coli Nissle       IFN-b1  Type 1 IFN  P    IRF3  Phagosome  TRIF  TRAM    BACTERIALcGAS-STING Activation      Gram-negative BacteriaE. coli Nissle   TLR4            IFN-b1  Type 1 IFN  P    IRF3  2’3’-cGAMP  STING    cGAS  dsDNA(pathogen, host)                          Promotes Trafficking, Immune Activation/Proliferation, Priming  APC  APC  APC  TUMOR

 SYNB1891 In Vitro Characterization  Interferon Production Across Multiple Human STING Alleles Greater than Naked STING Agonist Additional Proinflammatory Pathways Engaged  HUMAN PRIMARY DENDRITIC CELLS  REPORTER HUMAN MONOCYTIC LINE  Human STING Alleles  STING Knockout

SYNB1891 *In Vivo* Characterization

Dose-dependent Anti-tumor Activity of SYNB1891 Prototype Strain (PT1) as a Single Agent



10^7, $5x10^7$ or 10^8 CFU, i.t. (SYNB1891-PT1)
A20 tumors ~100 mm^3, randomize groups
d1
d4
d7
d18
Tumor Volume (mm^3)
Day on Study
= Dose
Control
SYNB1891-PT1 (1 x 10^7)
SYNB1891-PT1 (5 x 10^7)
SYNB1891-PT1 (1 x 10^8)
Tumor Volume (mm3)
Day on Study

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED.

| 26

SYNB1891 *In Vivo* Characterization

SYNB1891 Prototype Strain (PT1) Leads to Systemic Anti-tumor Immunity



10^8 CFU, i.t. (Bacteria)
Rechallenge (2e5 A20 cells)
A20 tumors ~80-100 mm^3, randomize groups
d1
d4
d7
d63
d1
d35



Tumor Volume (mm3)
2000
1500
1000
500
0
0
20
40
60
80
100
Day on Study
Re-challenge
SYNB1891-PT1 dose
Saline
SYNB1891-PT1
Naive Control

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 27

# Dual Innate Immune Activator SYNB1891

A STING Agonist-producing Synthetic Biotic Designed to Locally Inflame the TME and Systemically ~~Drive Tumor Antigen-~~Specific Immunity

**PROGRESS TOWARDS THE CLINIC**

- Tumor Colonization without Leakage
- Enhanced Activity vs. Naked STING Agonist
- Intracellular Activation of STING and Bacterial-Induced Immune Pathways Within APCs
- Dose-dependent Anti-tumor Activity
- Immunological Memory
- IND Submission 2H19

**PROMISE OVER OTHER APPROACHES**

- STING Agonism in Target Cells that Drive Efficacy
- Sparing Cells Where STING Agonism is Detrimental
- Activation of Multiple Innate Immune Pathways
- Low Systemic Risk



synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
| 28

# Additional Synthetic Biotic Effectors

VISION: Rational Design to Locally Inflame the TME
AND Systemically Drive Tumor-Antigen Specific Immunity

## RELIEVE IMMUNOSUPRESSION

- Kyn Consumption
- Ade Consumption
- αPD-1 scFv

## PROMOTE TRAFFICKING

- Chassis effect
- CXCL10
- Hyaluronidase



Locally Inflame the TME
TUMOR
LYMPH NODE
Systemic Tumor-Antigen Specific Immunity

## PROMOTE AND SUSTAIN IMMUNE ACTIVATION

- IL-15; IL-12
- Arg Production
- 4-1BBL
- OX40L

## PRIME FOR TUMOR-ANTIGEN-SPECIFIC VACCINATION

- Chassis effect
- 5FC→5FU
- STING
- αCD40 scFv/CD40L
- TNFα
- IFNγ
- αCD47 ScFv / Sirpα
- GM-CSF

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 29

     Broad Ambitions in Immuno-Oncology      SYNB1891  DISCOVERY PORTFOLIO  INTRATUMORAL  Vision: Expand and Exceed the Effect of Cancer Immunotherapies  COMBINATIONS  HARNESS THE MICROBIOME  ORAL

# Synlogic Internal GMP Manufacturing Capabilities

## In-house Process Development and Clinical Manufacturing for Early & Mid-Stage Trials



Discovery
Lead Optimization
Pre-IND
Phase 1
Mid-Stage Trials
Strain Engineering
Microbioreactors
High throughput strain screening & process development
Candidate Selection & Process Dev.
Testing
(*in vitro* and *in vivo*)
Process development and lab scale production
Optimized Process
Scale-up
Fermentation
Biotherapeutic Manufacturing
Downstream Harvest/ Formulation
Lyophilization, milling, & capsule fill
Analytical Methods Development and Validation

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 31

# Progress and 2019 Milestones

## 2018 Accomplishments

**SYNB1618 in PKU**

- ✓ Preclinical data published in *Nature Biotechnology*
- ✓ Safe, well-tolerated, proof of mechanism in HVs
- ✓ FDA Fast Track Designation

**SYNB1618 and SYNB1020**

- ✓ Initiated studies in patients

- ✓ Established in-house manufacturing capability for mid-stage clinical studies. Developed path to solid oral formulation

- ✓ **IO Lead Candidate, SYNB1891**, selected
- ✓ Initiated IND enabling studies

- ✓ Advanced **AbbVie collaboration**



## 2019 Milestones

**SYNB1618 in PKU**

- ➢ Complete ongoing study in patients
- ➢ Data expected mid-2019 (safety, tolerability and biomarkers)

**SYNB1020 in Hyperammonemia**

- ✓ Preclin. and HV clin. data published in *Sci. Transl. Med.*
- ➢ Complete ongoing study in patients with cirrhosis
- ➢ Data expected mid-2019 (safety, tolerability and ammonia-lowering)
- ➢ With ammonia-lowering data define development plan

**SYNB1891 in Immuno-Oncology**

- ➢ IND submission 2H2019

- ✓ Advance **AbbVie collaboration**
- ➢ Advance **preclinical pipeline**

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 33  Synlogic is designing microbes that are engineered to compensate for missing functions in a variety of diseases  The Company has demonstrated that Synthetic Biotic medicines function as designed in humans  Synlogic is building a path to a broad portfolio of products that could change patients’ LIVES

     301 BINNEY ST., #402, CAMBRIDGE, MA 02142TEL: 617-401-9975WEB: WWW.SYNLOGICTX.COM | EMAIL: INFO@SYNLOGICTX.COM© SYNLOGIC. CONFIDENTIAL. ALL RIGHTS RESERVED.